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                                                                  Exhibit 10.49
                                                                  -------------


                                [LOGO] Aviation
                                  Group, Inc.
September 29, 2000

Mr. Bill Kerby, CEO
Travelbyus.com.ltd.
204-3237 King George Hwy.
South Surrey, B.C. V4P 1B7
Canada

RE: Global Leisure Travel Management Agreement Amendment

Dear Bill,

     Per our prior conversations, following is the additional language relating to tbu's management agreement with Global Leisure Travel, Inc. The following language be included at the end of Section 5(f):

     "... including funding by travelbyus of amounts relating to GLT's working capital payables, accrued liabilities, and sums presently guaranteed by travelbyus under the SW Pelham Fund, L.P. note existing at the execution date of this agreement."

     Thank you for your assistance in this matter.


Sincerely,


/s/ Richard Morgan
Richard Morgan
Executive Vice President


AGREED THIS 2 DAY
OCTOBER, 2000.


/s/ William Kerby
William Kerby, CEO
travelbyus.com.ltd.